UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported)    SEPTEMBER 30, 2004
                                                       -------------------------

                          FRANKLIN CAPITAL CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

        811-05103                                        13-3419202
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(Commission File Number)                      (IRS Employer Identification No.)


       450 PARK AVENUE, 20TH FLOOR
           NEW YORK, NEW YORK                                      10022
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(Address of Principal Executive Offices)                        (Zip Code)


                                 (212) 486-2323
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

           On September 30, 2004, Franklin Capital Corporation ("Franklin") and Ault Glazer & Company Investment Management LLC ("Ault Glazer") entered into an additional amendment ("Amendment No. 2") to the Letter of Understanding (the "LOU"), dated June 23, 2004, previously entered into by Franklin and Ault Glazer, and amended on August 26, 2004 ("Amendment No. 1"). The LOU was filed as
Exhibit 99.2 to the current report on Form 8-K, filed with the Securities and Exchange Commission (the "SEC") on June 24, 2004, and Amendment No. 1 was filed as Exhibit 10.1 to the current report on Form 8-K, filed with the SEC on August 27, 2004.

           Pursuant to Amendment No. 2, Franklin and Ault Glazer have agreed that, regardless of the outcome of the transactions contemplated by the LOU, each party will be responsible for and pay for all of its own expenses incurred in connection with such transactions. Previously, the LOU had specified that Franklin would be required under certain circumstances to reimburse Ault Glazer for certain expenses incurred in connection with such transactions.

           Amendment No. 2 is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

           Also on September 30, 2004, Franklin and Stephen L. Brown ("Brown") entered into an amendment (the "Termination Agreement Amendment") to the Termination Agreement and Release (the "Termination Agreement"), dated June 23, 2004, previously entered into by Franklin and Brown. The Termination Agreement was filed as Exhibit 99.3 to the current report on Form 8-K, filed with the SEC on June 24, 2004.

           Under the terms of the Termination Agreement Amendment, Franklin and Brown have agreed to reduce the amount of the severance payment payable to Brown upon his resignation from Franklin from $1,096,250 to $250,000, which will be paid in cash on the date of Brown's resignation. Brown also agreed to forego certain rights previously extended to him pursuant to the Termination Agreement to purchase certain assets of Franklin that are currently present in Franklin's New York office. Finally, in connection with the Termination Agreement Amendment, Franklin and Brown have agreed that, on the date of Brown's resignation from Franklin, Franklin and Brown will enter into a consulting agreement (in the form attached to the Termination Agreement Amendment) for a term of eight months following Brown's resignation, pursuant to which Franklin will pay Brown an aggregate of $200,000 (to be paid at a rate of $25,000 per month) and reimburse him for reasonable expenses. Brown will provide consulting services on historical matters concerning Franklin's operations and stock portfolio as may be reasonably requested from time to time by a designee of Franklin's Board of Directors.

           The Termination Agreement Amendment is filed herewith as Exhibit 10.2 to this current report and is incorporated by reference herein.


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
ADDITIONAL INFORMATION

           In connection with the transactions contemplated in the LOU, Franklin filed a preliminary proxy statement with the SEC on July 30, 2004, concerning the transactions, and will be filing a definitive proxy statement, as well as other relevant documents, concerning the transactions with the SEC. Franklin intends to file the definitive proxy statement on September 30, 2004. STOCKHOLDERS OF FRANKLIN ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT, THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY DO, OR WILL, CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the preliminary proxy statement, definitive proxy statement and other documents when they become available by contacting Franklin Capital Corporation at 450 Park Avenue, New York, New York 10022, or at 212 486-2323. In addition, documents filed with the SEC by Franklin will be available free of charge at the SEC's web site at http://www.sec.gov.

           Ault Glazer, Franklin and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Franklin in favor of the transactions contemplated in the LOU. Information about the executive officers and directors of Franklin and their ownership of Franklin stock is set forth in the preliminary proxy statement that was filed by Franklin with the SEC. Certain directors and executive officers of Franklin may have direct or indirect interests in the transactions contemplated in the LOU due to securities holdings, pre-existing or future indemnification arrangements or vesting of options, or, in the case of Mr. Brown, rights to a severance payment following these transactions. Information about Ault Glazer and Mr. Ault can be found in Schedule 13Ds filed with the SEC since May 2004. Additional information regarding Ault Glazer, Franklin and the interests of their respective executive officers and directors in the transactions contemplated in the LOU are contained in the preliminary proxy statement regarding these transactions that was filed by Franklin with the SEC, and will be contained in the definitive proxy statement regarding these transactions that will be filed by Franklin with the SEC.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)        Exhibits.

10.1 Amendment No. 2 to Letter of Understanding, dated September 30, 2004, by and between Franklin and Ault Glazer.

10.2 First Amendment to Termination and Release Agreement, dated September 30, 2004, by and between Franklin and Brown.


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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                FRANKLIN CAPITAL CORPORATION


                                By: /s/ Stephen L. Brown
                                    -------------------------------------------
                                    Name: Stephen L. Brown
                                    Title: Chairman and Chief Executive Officer


Date: September 30, 2004

















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
                                  EXHIBIT INDEX

       EXHIBIT NO.                                DESCRIPTION
       -----------                                -----------

         10.1 Amendment No. 2 to Letter of Understanding, dated September 30, 2004, between Franklin and Ault Glazer

         10.2 First Amendment to Termination and Release Agreement, dated September 30, 2004, by and between Franklin and Brown.

























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